AIM ETF

Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Equity Buffer100 Protection ETF (the “Fund”)

Supplement, dated January 2, 2026

to the Fund’s Prospectus, dated June 10, 2025

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in the Fund’s prospectus, the Fund is subject to a “Participation Rate” that represents the rate at which the Fund will seek to track the positive share price returns of the SPDR® S&P 500® ETF Trust over the Outcome Period. The Fund’s current Outcome Period will end on December 31, 2025, following which the Fund will reset and commence a new Outcome Period beginning January 1, 2026, as shown in the table below. At the beginning of the new Outcome Period, the Participation Rate will reset, and the Participation Rate for the Fund for the new Outcome Period will be as shown in the table below.

Fund Name	Ticker	New Outcome Period	New Outcome Period Participation Rate
AllianzIM U.S. Equity Buffer100 Protection ETF	AIOO	January 1, 2026 to March 31, 2026	24.72%

The Fund’s return will be reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

The Fund’s prospectus is amended to reflect that the current Outcome Period is as set forth under New Outcome Period in the table above, and is further amended to revise all references to the Participation Rate for the current Outcome Period to reflect the New Outcome Period Participation Rate, as set forth in the table above.

In addition, the table on page 6 of the Fund’s prospectus is updated as follows to reflect the New Outcome Period Participation Rate: 24.72%:

Underlying ETF Performance	-100%	-50%	-20%	-10%	0%	5%	10%	20%	50%	100%
Fund Performance	0%	0%	0%	0%	0%	1.24%*	2.47%*	4.94%*	12.36%*	24.72%*

AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S Equity Buffer15 ETF

(the “Fund”)

Supplement, dated January 2, 2026

to the Fund’s Prospectus, dated June 10, 2025

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in the Fund’s prospectus, the Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Fund’s current Outcome Period will end on December 31, 2025, following which the Fund will reset and commence a new Outcome Period beginning January 1, 2026, as shown in the table below. At the beginning of the new Outcome Period, the Cap will reset.

The Cap for the Fund for the new Outcome Period will be as shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.64% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period	New Outcome Period Cap
AllianzIM U.S. Equity Buffer15 ETF	QBSF	January 1, 2026 to March 31, 2026	2.38% (before management fee) 2.22% (after management fee)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

The Fund’s prospectus is amended to reflect that the current Outcome Period is as set forth under New Outcome Period in the table above, and is further amended to revise all references to the Cap for the current Outcome Period to reflect the New Outcome Period Cap, as set forth in the table above.